UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. 1)

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a‑12

SAFETY INSURANCE GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMENDMENT NO. 1 TO PROXY STATEMENT

FOR

2017 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON WEDNESDAY, MAY 24, 2017

EXPLANATORY NOTE

This Amendment No. 1 to Schedule 14A (“Amendment No. 1”) is being filed to amend the definitive proxy statement of Safety Insurance Group, Inc. (the “Company”) for its 2017 Annual Meeting of Stockholders (“Proxy Statement”), which was filed with the Securities and Exchange Commission on April 11, 2017, in order to add an additional Proposal to the original Proxy Statement.

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act), and the related rules of the SEC, the Company is providing stockholders a non-binding advisory vote to approve the frequency of stockholder advisory votes on the compensation of our named executive officers. At the 2011 Annual Meeting of Stockholders, our stockholders indicated their preference for us to hold advisory votes on executive compensation on an annual basis and the Board of Directors subsequently determined that we would hold an annual advisory vote on executive compensation. Accordingly, the current frequency of our advisory votes on executive compensation is once every year. The next scheduled advisory vote on executive compensation is scheduled to occur at the 2017 Annual Meeting of Stockholders. This change affects the Notice of Annual Meeting of Stockholders; amends the Proxy Statement to add the voting requirements for the new Proposal 4; amends the Proxy Statement to add the new Proposal 4; and adds Proposal 4 to the Proxy Card. All other items of the Proxy Statement are incorporated herein by reference without changes.

CHANGES TO PROXY STATEMENT

The following sections of the Proxy Statement shall change in accordance with this Amendment No. 1:

1.

A new Proposal 4 shall be added to the Notice of Annual Meeting of Stockholders and current Proposal 4 shall be renumbered Proposal 5. The new Proposal 4 is a non-binding advisory vote to approve the frequency of stockholder advisory votes on the compensation of our named executive officers. The Notice is amended to read in its entirety as follows:

SAFETY INSURANCE GROUP, INC.

20 Custom House Street, Boston, Massachusetts 02110

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 24, 2017

April 11, 2017

To Our Shareholders:

The 2017 Annual Meeting of Shareholders of Safety Insurance Group, Inc. (the “Company”) will be held on Wednesday, May 24, 2017 at 10:00 a.m., local time, at our headquarters, 20 Custom House Street, Boston, Massachusetts 02110.  At this meeting, you will be asked to consider and vote upon the following:

1.	a proposal to elect one of the Company’s directors to Class III with a term ending in 2020;
2.	to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2017;

3.	to provide an advisory vote on the compensation of the named executive officers as disclosed in this Proxy Statement;
4.	to provide an advisory vote on the frequency of future advisory votes on the compensation of the named executive officers; and
5.	the transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed April 3, 2017 as the Record Date for determining the shareholders of the Company entitled to notice of and to vote at the 2017 Annual Meeting and any adjournment thereof.    The Company’s 2017 Annual Report to Shareholders is enclosed with the mailing of this Notice of Annual Meeting of Shareholders, Proxy Statement and Proxy Card.

We urge you to attend and to participate at the meeting, no matter how many shares you own.  Even if you do not expect to attend the meeting personally, we urge you to please vote, and then sign, date and return the enclosed Proxy Card in the postpaid envelope provided.

By Order of the Board of Directors,

WILLIAM J. BEGLEY, JR.

Vice President, Chief Financial Officer and Secretary

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2.	A new paragraph shall be added in between paragraphs 5 and 6 in the Section entitled “General Information” as follows:

With respect to Proposal 4, Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation, the frequency of every year, every two years, or every three years that receives the greatest number of votes present or represented and entitled to vote on such proposal will be the frequency for the advisory vote on executive compensation that has been recommended by our shareholders.  Abstentions and broker non-votes will have no effect.  Your vote is advisory and will not be binding upon the Company or the Board of Directors.  However, the Board of Directors will take into account the outcome of the vote when considering future executive compensation arrangements.

3.

A new Proposal 4 of the Proxy Statement, under a section entitled “Advisory Vote on the Frequency of Future Advisory Votes on Execution Compensation” shall be added to the Proxy Statement after the section entitled “Advisory Vote on Executive Compensation (Proposal 3)”. Proposal 4 is added to read in its entirety as follows:

PROPOSAL 4

 Advisory Vote on the Frequency of Future Advisory Votes ON Executive compensation

We are also required by the Dodd-Frank Act to hold a separate advisory non-binding vote to allow shareholders to express their preference regarding the frequency of future say-on-pay votes.  Shareholders may indicate whether they would prefer a say-on-pay vote every one, two or three years. Shareholders may also abstain from voting on the matter.

The Board adopted the  shareholders’ recommendation at the 2011 Annual Meeting and elected to hold a shareholder vote on “say-on-pay” annually. Our goal for the Company’s executive compensation program is to attract, motivate and retain a talented, dedicated and knowledgeable team of executives who will provide leadership for the Company’s success in competitive markets.  We seek to accomplish this goal in a way that rewards performance and is strongly aligned with our shareholders’ long-term interests; therefore, after careful consideration the Board, has determined, and recommends, that advisory votes on executive compensation continue to be conducted annually.

Because your vote is advisory, it will not be binding upon the Company or the Board of Directors. However, the Board of Directors will take into account the outcome of the vote when considering the frequency of the advisory shareholder vote on executive compensation.

the Board recommends that you vote in favor of a ONE YEAR frequency for future advisory votes on executive compensation.

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VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. SAFETY INSURANCE GROUP, INC. ATTN: JOSEPH A. ALMEIDA 20 CUSTOM HOUSE STREET BOSTON, MA 02210 ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E28558-P86734 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. SAFETY INSURANCE GROUP, INC. The Board of Directors recommends you vote FOR the following: 1. Election of one Class III Director to serve a three year term expiring in 2020. Nominee: For Withhold ! ! 1a. David F. Brussard For Against Abstain The Board of Directors recommends you vote FOR proposals 2 and 3. ! ! ! ! ! ! 2. Ratification of the Appointment of PRICEWATERHOUSECOOPERS LLP. 3. Advisory Vote on Executive Compensation. The Board of Directors recommends you vote 1 Year on the following proposal: 1 Year 2 Years 3 Years Abstain ! ! ! ! 4. Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. ! For address changes and/or comments, please check this box and write them on the back where indicated. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date V.1.1

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and 10-K Wrap are available at www.proxyvote.com. E28559-P86734 SAFETY INSURANCE GROUP, INC. Annual Meeting of Shareholders May 24, 2017 10:00 AM This proxy is solicited by the Board of Directors The shareholder hereby appoint(s) George M. Murphy and William J. Begley, Jr. (each with the power to act without the other and with power of substitution) or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of SAFETY INSURANCE GROUP, INC. that the shareholder is entitled to vote at the Annual Meeting of Shareholders to be held at 10:00 AM, EDT on May 24, 2017, at 20 CUSTOM HOUSE STREET, BOSTON, MA 02210, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side V.1.1 Address Changes/Comments: